UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Earliest Event Reported: June 9, 2003
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

       Incorporated in the                        Employer Identification
        State of Delaware                             No. 76-0146568

Item 5.   Other Events

On June 9, 2003, Anadarko Petroleum Corporation announced it has acquired Gulf of Mexico shelf properties from Amerada Hess Corporation. The press release is included in this report as Exhibit 99.

Item 7c.  Exhibits

99 Anadarko Press Release, dated June 9, 2003 - Anadarko Acquires Gulf of Mexico Shelf Properties from Amerada Hess, High Grades Portfolio.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                         ANADARKO PETROLEUM CORPORATION
                                                  (Registrant)


June 10, 2003               By:                   /s/ Diane L. Dickey
                                              ---------------------------
                                 Diane L. Dickey - Vice President and Controller